Agent or Advisor Use Only Fourth Quarter 2013 Review and 2014 Outlook January 31, 2014 Exhibit 99.3

Forward-Looking Statements Statements made in the following presentation that relate to anticipated financial performance or business operations, business services and product prospects and plans, reinvestment opportunities, changes in the amount of cash flow testing reserves, regulatory developments and similar matters may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of current or historical facts, are forward-looking statements. Forward-looking statements are subject to a number of risks, uncertainties and contingencies that may cause the operations, performance, development and results of our business to differ materially from those suggested by such statements. Consequently, all of the forward-looking statements made in this presentation are qualified by these cautionary statements. The information contained in this presentation speaks as of Jan. 31, 2014. Symetra undertakes no obligation to update any such forward-looking statements, whether as a result of new information, future events or otherwise. Historical results are not necessarily indicative of future results. Future results, including our financial performance, business operations and trends in our business and industry, are subject to significant risks and uncertainties, including without limitation the following: › the effects of fluctuations in interest rates, including a prolonged low interest rate environment or a rapidly rising interest rate environment, as well as our ability to anticipate and timely respond to such fluctuations; › general economic, market or business conditions, including economic downturns or other adverse conditions in the global and domestic capital and credit markets; › the effects of changes in monetary and fiscal policy; › the effects of significant increases in corporate refinance activity; › the performance of our investment portfolio; › the continued availability of quality commercial mortgage loan investments and our continued capacity to invest in commercial mortgage loans; › our ability to successfully execute on our strategies; › the accuracy and adequacy of our recorded reserves for future policy benefits and claims; › deviations from assumptions used in setting prices for insurance and annuity products, or establishing cash flow testing reserves; › continued viability of certain products under various economic, regulatory and other conditions; › market pricing and competitive trends related to insurance products and services; › changes in amortization of deferred policy acquisition costs and deferred sales inducements; › financial strength or credit ratings changes, particularly of Symetra but also of other companies in our industry sector; › retention of key personnel; › the availability and cost of capital and financing; › the continued availability and cost of reinsurance coverage; › changes in laws or regulations, or their interpretation, including those which could increase our business costs, reserve levels and required capital levels, or that could restrict the manner in which we do business; › the ability of subsidiaries to pay dividends to Symetra; › the effects of implementation of the Patient Protection and Affordable Care Act, including the direct effects upon our business but also including the effects upon our competitors and our customers; › our ability to implement effective risk management policies and procedures, including hedging strategies; › the initiation of legal or regulatory investigations against us and the results of any legal or regulatory proceedings; › the effects of implementation of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd Frank Act”); › the effects of redomestication of our principal insurance subsidiary, whether our redomestication applications will be approved, and whether redomestication, if approved, will convey the intended benefits; and › the risks that are described in Symetra's filings with the Securities and Exchange Commission, including those in Symetra's 2012 Annual Report on Form 10-K and 2013 Quarterly Reports on Form 10-Q. Non-GAAP Financial Measures (denoted by †) This presentation contains certain non-GAAP financial measures that differ from the comparable GAAP measures. A reconciliation between each non-GAAP measure found in this presentation and the comparable GAAP measure may be found on the Company’s website at www.symetra.com on the Investor Relations page under SEC filings (Forms 10-K and 10-Q) and under Financial Information, Quarterly Financial Results (quarterly earnings releases and financial supplements). Acronym Glossary Definitions for acronyms used in this presentation are included on the last page. 2

3 4Q13: We finished the year on a strong note › Another quarter of strong sales of deferred fixed and fixed indexed annuities › Excellent quarter for Individual Life sales › Benefits loss ratio improved – and we expect 2014 to be in target range › More favorable mortality experience in Individual Life › Maintained solid interest spreads on Deferred Annuities and stable spreads on Income Annuities

Sales by Division 4 Retirement Division Benefits Division Individual Life Division1 1 Excluding COLI/BOLI. $ in millions 2013 2012 $9.4 $818.3 $2,454.0 $1,404.8 $18.6 $9.1 $130.9 $159.3 4Q13 4Q12 Retirement Division Individual Life Division1 Benefits Division $818.3 $358.4 $9.4 $1.3 $24.1 $25.7 FOURTH QUARTER YEAR

2013 in Review › Successes › Strong sales in Deferred Annuities and Individual Life › Maintained solid interest spreads on Deferred Annuities › Held non-sales operating expenses flat with 2012 level › Took significant capital actions, deploying $137M in buybacks and dividends, and settling all outstanding warrants › Challenges › Elevated Benefits loss ratio relative to target range › Still working to gain traction in group life and disability income › Operating ROAE expansion 5

2013 2012 Return on Equity (ROE) 6.8% 6.1% Operating Return on Average Equity (ROAE)† 8.8% 8.5% 4Q13 4Q12 2013 2012 Net Income $ 64.4 $ 31.0 $ 220.7 $ 205.4 Adjusted Operating Income† $ 50.0 $ 32.9 $ 200.9 $ 185.3 † Non-GAAP financial measure. 6 Financial Results $ in millions

2014 Business Priorities › Benefits › Achieve loss ratio within 64% - 66%1 target range › Maintain position as a leader in the medical stop-loss market › Drive growth in group life & DI premiums › Build out strategy for role in private health insurance exchanges › Retirement › Maintain solid interest spreads on deferred annuities and stable spreads on income annuities › Generate strong sales of fixed and fixed indexed annuities through banks and broker-dealers › Enhance FIA product line-up › Drive sales of SPIA 7 › Individual Life › Continue to increase sales of UL through BGA distribution network › Expand UL product portfolio › Drive sales of recently re-launched SPL product through bank partners › Grow variable COLI sales 1 Beginning in 2014, the target range for Benefits loss ratio was changed to 64%-66% (from 63%-65%) to include the impact of anticipated growth in group life and disability income business.

Guidance Range for 2014 Operating EPS†: $1.65 - $1.85 See next slide for Key Assumptions. † Non-GAAP financial measure also referred to as “adjusted operating income per common share – diluted.” 8 Operating ROAE 8.8% ~ 8.5%

2014 Operating EPS Guidance: Key Assumptions Factors 2014 Plan Assumptions › Further movements in market interest rates › 10-Yr U.S. Treasury yield at 3% for full year › Benefits loss ratio relative to 64%-66% target range › Loss ratio at the mid-point of target range › Timing and levels of life and annuity sales › Strong annuity sales, higher than 2013 level; individual life sales up meaningfully from 2013 › Amount of issuance and yields on commercial mortgage loan originations › Production consistent with 2013 actual level; 200 bps average spread to U.S. Treasury yields › Amount of prepayments and related fee income in the investment portfolio › Modest impact from prepayment-related fee income › Mortality experience relative to expectations › Neutral › Amount and timing of common stock buybacks › Modest level of buyback activity and continued increase in dividend rate Among the factors that could drive actual results toward the upper end, middle or lower end of the guidance range: 9

We’re working to expand Operating ROAE over time › Aided by improving interest rate environment › Strong organic growth opportunities expected in 2014 and beyond › First priority for capital deployment › Improving interest rate environment plus expanded distribution driving strong sales of deferred fixed/fixed indexed annuities and UL › Product pricing in line with long-term 12% Operating ROAE target › In-force structured settlement block (Income Annuities) will continue to constrain the pace of improvement › Maintaining strong RBC ratios and insurer financial strength ratings = important factors in our assessment of “excess” capital › Measured capital actions (dividend increases, stock buybacks) will play an important role over time 10

› We are pleased with our progress in 2013, and we have entered the new year with generally strong sales momentum › We are well positioned for a rising interest rate environment, and we are bullish on our prospects for 2014, and beyond › We expect to achieve growth, while maintaining our discipline in pricing, underwriting and financial management › We will drive for improvement in Operating ROAE, while acknowledging that it will take time to reach our long-term target Summary 11

Agent or Advisor Use Only EVAM-116 Appendix 12

› Achieve Loss Ratio in line with target range of 64%-66% › Maintain position as a market leader in medical stop-loss › Drive growth in group life and disability income premiums › Build out strategy for role in private health insurance exchanges 4Q13 4Q12 2013 2012 Operating Revenues $ 156.5 $ 153.7 $ 626.4 $ 601.6 Pretax Adjusted Operating Income $ 19.2 $ 12.4 $ 64.2 $ 70.5 Loss Ratio 64.0% 67.7% 66.5% 65.1% Total Sales $ 24.1 $ 25.7 $ 130.9 $ 159.3 Priorities 13 Benefits Segment 26% of 2013 Pretax Adjusted Operating Income† $ in millions † Non-GAAP financial measure.

› Maintain solid interest spread on fixed annuities › Maintain strong position in sales of fixed annuities through banks and broker-dealers › Continue to drive strong FIA sales through banks and broker-dealers, and enhance FIA product line-up 1 Excludes impact of asset prepayments, net of related deferred sales inducement amortization, and mortgage-backed securities prepayment speed adjustment. 4Q13 4Q12 2013 2012 Operating Revenues $ 149.0 $ 146.4 $ 592.6 $ 568.0 Pretax Adjusted Operating Income $ 27.0 $ 29.1 $ 107.3 $ 102.7 Base Interest Spread1 1.74% 1.78% 1.77% 1.83% Total Sales $ 732.9 $ 300.8 $ 2,243.5 $ 1,146.6 Total Account Values (end of period) $13,422.9 $11,786.7 Priorities 14 Deferred Annuities Segment 44% of 2013 Pretax Adjusted Operating Income $ in millions

› Continue to stabilize interest spread with commercial mortgage loan origination strategy › Drive sales of SPIA through banks and broker-dealers 4Q13 4Q12 2013 2012 Operating Revenues $ 99.2 $ 102.3 $ 400.5 $ 416.7 Pretax Adjusted Operating Income $ 6.4 $ 5.1 $ 32.3 $ 45.0 Base Interest Spread1 0.52% 0.45% 0.52% 0.51% Total Sales $ 85.4 $ 57.6 $ 210.5 $ 258.2 1 Excludes impact of asset prepayments and mortgage-backed securities prepayment speed adjustment. Income Annuities Segment 13% of 2013 Pretax Adjusted Operating Income Priorities 15 $ in millions

4Q13 4Q12 2013 2012 Operating Revenues $ 113.5 $ 110.8 $ 452.5 $ 450.2 Pretax Adjusted Operating Income $ 13.8 $ 5.5 $ 55.3 $ 47.0 BOLI Base ROA1 0.87% 0.66% 0.80% 0.88% Individual Sales $ 9.4 $ 1.3 $ 18.6 $ 9.1 Variable COLI Sales2 $ 8.0 -- $ 45.0 -- BOLI Sales2 -- -- -- $ 20.0 › Continue to expand sales of UL through BGA network › Drive sales of re-launched SPL product through banks › Drive sales of variable COLI Individual Life Segment 23% of 2013 Pretax Adjusted Operating Income Priorities 1 Excludes impact of asset prepayments and mortgage-backed securities prepayment speed adjustment. 2 Represents deposits for new policies. $ in millions 16

As of 12/31/13 1 Included in trading marketable equity securities. 2 From inception of Symetra equity portfolio in January 2005. 3 From inception of Symetra REIT portfolio in April 2011. 4 FTSE NAREIT All Equity REITs Index. › Pretax impairments of $2.9M in 4Q13 vs. $3.8M in 4Q12 › Equity portfolio life-to-date2 annualized total return of 11.3% (vs 7.0% for S&P 500 Total Return Index) › REIT life-to-date3 annualized total return of 3.7% (vs benchmark4 total return of 5.1%) › Commercial mortgage loans offer attractive yields: 4Q13 originations funded at 255bps spread over Treasury securities High-Quality Investment Portfolio $27.9 billion Portfolio Composition Equities 1.8% REITs1 0.4% Commercial mortgage loans 12.7% Limited partnerships 1.1% Policy loans and other 0.4% Fixed maturities 83.6% 17

Reinvestment Minimized by Effective ALM Portfolios Estimated Reinvestment1 (2014 – 2015) Risk Management Tools Surplus ~ $250 / year CML Deferred Annuity < $50 / year Rate resets Income Annuity < $50 / year CML BOLI ~ $400 / year CML, rate resets, other product levers 1 Our estimates could be affected by changes in monetary policy or significant changes in corporate refinance activity. 18 Closely matched asset and liability cash flows result in low annual reinvestment, relative to portfolio size

Acronym Glossary ALM Asset-liability management BGA Brokerage general agency BOLI Bank-owned life insurance CML Commercial mortgage loans COLI Corporate-owned life insurance DI Disability income FIA Fixed indexed annuity RBC Risk-based capital REIT Real estate investment trust ROA Return on assets ROAE Operating return on average equity ROE Return on equity SPIA Single-premium immediate annuity SPL Single-premium life UL Universal life 19

Agent or Advisor Use Only EVAM-116 Symetra® and the Symetra logo are registered service marks of Symetra Life Insurance Company, 777 108th Ave NE, Suite 1200, Bellevue, WA 98004.